For Immediate Release
Contact: Steve Solomon
Citadel Security Software, Inc.
(214) 750-2454
SSolomon@citadel.com
--------------------

Ken Sgro
CEOcast, Inc
(212) 732-4300 x224

          Citadel Security Software Reports Third Quarter 2003 Results; Hercules License Fees Double in Third Quarter Over Second Quarter 2003


  Fourth Quarter Debt Conversions and Warrant Exercises Significantly Increase
                                  Cash Position


DALLAS, TX --NOVEMBER 13, 2003--Citadel Security Software Inc. (OTCBB:CDSS), a leader in automated vulnerability remediation (AVR) and policy compliance solutions, today announced financial results for its third quarter ended September 30, 2003. The company reported revenue of $730,000, a 51% increase versus $483,000 for the third quarter of 2002. The increase was a result of higher revenue from Hercules(R), the company's vulnerability remediation product. Revenue for the nine months ended September 30, 2003 was $1,783,000 representing a 73% increase versus the year-earlier period revenue of $1,030,000.

GAAP RESULTS: The net loss for the quarter ended September 30, 2003 was $2,439,000, or $0.11 per share, versus a net loss of $584,000, or $0.04 per share, for the quarter ended September 30, 2002. The net loss for the nine months ended September 30, 2003 was $5,053,000, or $0.24 per share, versus a net loss of $1,652,000, or $0.12 per share, for the nine months ended September 30, 2002.

NON-GAAP RESULTS: The operating loss for the quarter ended September 30, 2003 was $1,234,000, or $0.05 per share versus a loss of $568,000 or $0.04 per share. The operating loss for the nine months ended September 30, 2003 was $3,503,000 or $0.17 per share, versus an operating loss of $1,633,000 or $0.12 per share, for the similar period of 2002. Non-GAAP results exclude interest expense, other non-operating expenses and the provision for income taxes. A reconciliation of Non-GAAP results to GAAP results follows the financial tables.

"We saw Hercules license fees double in the third quarter over the second quarter. The increase came on the growth in Hercules orders from agencies of the US Government, demonstrating the growing need for Hercules as the premium vulnerability management solution in government agencies," said Steve Solomon, Citadel's CEO. "Our focus for Hercules in 2003 was in the government and healthcare market segments and we continue to see strength in these market segments. We are also seeing growing demand from the corporate sector and continued growth in the federal market. Current security requirements as well as the government and corporate mandates, have positioned the Company to achieve record revenue and strong growth as a leader in AVR."

CAPITAL STRUCTURE: Citadel raised $2,570,000 from the issuance of convertible notes plus 978,000 shares of common stock. In addition, in October and November, the Company received $2.5 million in cash proceeds from warrant exercises for
2.0 million shares of common stock. Citadel further improved its balance sheet as a result of the conversion of $2.5 million of notes into 2.1 million restricted shares of common stock.

BUSINESS OUTLOOK: The Company remains highly confident in its 2003 revenue guidance of $7.5 million. At the end of December, the Company expects to have employed up to 80 to 90 full time employees. The Company sees strong growth and record revenue in 2004 and expects to provide 2004 guidance when it announces its fourth quarter results. It expects to hire an additional 50 to 60 employees during 2004 in sales, customer support, and engineering to support projected sales growth and expansion of the Hercules product line. The recent capital transactions and the estimated fourth quarter results of operations will allow the Citadel to enter 2004 with a strong balance sheet with approximately $5 million in cash and no debt.

BUSINESS HIGHLIGHTS:

     -    Hercules license fee revenue doubles over the second quarter of 2003
     -    Record $4.7 million order for Hercules received in October.
     - Citadel and Internet Security Systems, Inc. (Nasdaq: ISSX) announced an alliance to deliver combined scanning and remediation solutions to their customers.
     - Selected by Federal Computer Week as One of the 10 Hot Companies to Watch for 2003
     - New channel partner program was announced, enabling experienced resellers to deliver Hercules automated vulnerability remediation technology to their customer base. Current resellers participating in the program include Hewlett-Packard (NYSE: HPQ), Radical Networks, Intelligent Decisions, Trinity Integrated Networks and OhioOnline.
     - Foundstone and Vigilante vulnerability assessment scanner integration with Hercules released.
     - Hercules(R) will undergo Common Criteria (CC) certification to upgrade its status from Evaluation Assurance Level (EAL) 2 to EAL 3. By achieving this certification, Hercules will be in compliance with the one of the highest government standards worldwide, making it the only vulnerability remediation tool approved under CC EAL 3 for federal agency purchase.

USE OF NON-GAAP FINANCIAL INFORMATION: In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, we report non-GAAP financial results. Non-GAAP operating income and per share amounts exclude interest expense, other non operating expenses and provision for income taxes that appear below operating loss in the statements of operations. Management believes these non-GAAP measures are useful to investors because they provide supplemental information that facilitates comparisons to prior periods. We uses these non-GAAP measures to evaluate our results from operations, for comparisons to budgets and to manage cash expenditures. The method we use to produce non-GAAP results is not computed according to GAAP, is likely to differ from the methods used by other companies and should not be regarded as a replacement for corresponding GAAP measures. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to the comparable GAAP results, which follows the financial tables.


--------------------------------------------------------------------------------

FINANCIAL TABLES:

                         CITADEL SECURITY SOFTWARE INC.
                                 BALANCE SHEETS

                                                              September 30,
                                                                  2003         December 31,
                                                               (Unaudited)         2002
                                                              ------------   -------------
                            ASSETS
                            ------
CURRENT ASSETS
  Cash and cash equivalents                                   $    247,344   $     12,829
  Accounts receivable-trade, less allowance
   of $35,000 and $20,000                                          735,489        166,665
  Notes receivable from employees                                   43,301        201,000
  Debt issuance costs, net of accumulated
   amortization of $111,242                                        222,483             -
  Prepaid expenses and other current assets                         67,355         56,197
                                                              ------------   -------------
  Total current assets                                           1,315,972        436,691

PROPERTY AND EQUIPMENT, net of
  accumulated depreciation of $1,143,245
  and $1,005,503                                                   581,707        432,461

CAPITALIZED SOFTWARE DEVELOPMENT COSTS, net of
  accumulated amortization of $2,941,275
  and $2,671,257                                                 1,654,841        651,554
OTHER ASSETS                                                        17,243         17,243
                                                              ------------   -------------
  TOTAL ASSETS                                                $  3,569,763   $  1,537,949
                                                              ============   =============

                      LIABILITIES AND STOCKHOLDERS' DEFICIT
                      -------------------------------------
CURRENT LIABILITIES
  Accounts payable and accrued expenses                       $  1,714,787   $  1,416,196
  Payroll tax obligations                                          218,239        788,562
  Accrued compensation                                             253,570        265,440
  Deferred revenue                                                 312,056        150,193
  Convertible notes payable to shareholders, net of
   unamortized debt discount of $1,489,644 and $47,083           1,292,356        402,917
  Notes and advances payable to related parties                    157,360        841,541
                                                              ------------   -------------
  Total current liabilities                                      3,948,368      3,864,849

COMMITMENTS AND CONTINGENCIES

PREFERRED STOCK, $.01 par value per share;
  1,000,000 shares authorized; no shares issued
  or outstanding
COMMON STOCK, $.01 par value per share;
  50,000,000 shares authorized; 23,277,050 and
  15,255,577 shares issued and outstanding                         232,770        152,555
ADDITIONAL PAID-IN CAPITAL                                      35,810,458     28,889,332
ACCUMULATED DEFICIT                                            (36,421,833)   (31,368,787)
                                                              ------------   -------------
STOCKHOLDERS' DEFICIT                                             (378,605)    (2,326,900)
                                                              ------------   -------------
  TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT                 $  3,569,763   $  1,537,949
                                                              ============   =============

                                    CITADEL SECURITY SOFTWARE INC.
                                  UNAUDITED STATEMENTS OF OPERATIONS


                                                   Three Months Ended          Nine Months Ended
                                                      September 30,              September 30,
                                                   2003          2002          2003          2002
                                              ------------  ------------  ------------  ------------
Revenue
  License fees                                $   619,034   $   442,630   $ 1,492,638   $   955,996
  Customer support and services                   110,900        40,827       290,287        74,188
                                              ------------  ------------  ------------  ------------
  Total revenue                                   729,934       483,457     1,782,925     1,030,184

Costs of revenue
  Software amortization                           133,566        39,470       270,018        73,146
  Customer support and services costs             129,395        81,220       186,505        81,220
  Shipping and other costs                         16,837           162        35,289         3,788
                                              ------------  ------------  ------------  ------------
  Total costs of revenue                          279,798       120,852       491,812       158,154

Operating expenses
  Selling, general and administrative expense   1,574,336       849,168     4,444,441     2,254,545
  Product development expense                      51,390        74,207       211,606       220,308
  Depreciation expense                             58,548         6,749       137,742        30,183
                                              ------------  ------------  ------------  ------------
  Total operating expenses                      1,684,274       930,124     4,793,789     2,505,036
                                              ------------  ------------  ------------  ------------
  Operating loss                               (1,234,138)     (567,519)   (3,502,676)   (1,633,006)

Interest expense                               (1,169,206)      (16,566)   (1,289,870)      (18,566)
Other expense                                     (35,500)            -       (35,500)            -
Write-off of note receivable from
  related party                                         -             -      (225,000)            -
                                              ------------  ------------  ------------  ------------
Loss before income taxes                       (2,438,844)     (584,085)   (5,053,046)   (1,651,572)

Provision for income taxes                              -             -             -             -
                                              ------------  ------------  ------------  ------------
Net loss                                      $(2,438,844)  $  (584,085)  $(5,053,046)  $(1,651,572)
                                              ============  ============  ============  ============

Net loss per share - basic and diluted        $     (0.11)  $     (0.04)  $     (0.24)  $     (0.12)
                                              ============  ============  ============  ============
Weighted average shares outstanding -
    basic and diluted                          22,498,271    14,417,678    20,725,220    13,572,286
                                              ============  ============  ============  ============

Reconciliation of Non-GAAP Statements of Operations to the GAAP Statements of Operations

                                                   Three Months Ended          Nine Months Ended
                                                      September 30,              September 30,
                                                   2003          2002          2003          2002
                                              ------------  ------------  ------------  ------------

Non-GAAP Operating Loss                       $(1,234,138)  $  (567,519)  $(3,502,676)  $(1,633,006)

Interest expense                               (1,169,206)      (16,566)   (1,289,870)      (18,566)
Other expense                                     (35,500)           -        (35,500)            -
Write-off of note receivable
  from related party                                    -             -      (225,000)            -
                                              ------------  ------------  ------------  ------------
Loss before income taxes                       (2,438,844)     (584,085)   (5,053,046)   (1,651,572)
Provision for income taxes                              -             -             -             -
                                              ------------  ------------  ------------  ------------
Net loss                                      $(2,438,844)  $  (584,085)  $(5,053,046)  $(1,651,572)
                                              ============  ============  ============  ============

Net loss per share - basic and diluted        $     (0.11)  $     (0.04)  $     (0.24)  $     (0.12)
                                              ============  ============  ============  ============

Weighted average shares outstanding -
    basic and diluted                          22,498,271    14,417,678    20,725,220    13,572,286
                                              ============  ============  ============  ============

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About Citadel
Citadel Security Software, Inc., a leader in automated vulnerability remediation and policy enforcement solutions, helps enterprises effectively neutralize security vulnerabilities. Citadel's patent-pending Hercules(R) technology provides users with full control over the automated remediation process, enabling efficient aggregation, prioritization and resolution of vulnerabilities detected by industry-standard vulnerability assessment tools. Winshield(R) SecurePC(TM) and NetOFF(TM) products enable companies to enforce security policies from a single point of control. Citadel's solutions enable organizations to ensure the confidentiality of information, reduce the time and costs associated with the inefficient manual remediation process, and facilitate compliance with organizational security policies and government mandates such as HIPAA and Gramm-Leach-Bliley legislation. For more information on the Citadel, visit www.citadel.com, or contact the company at (214) 520-9292.

Safe Harbor/Forward-looking Statements:

This press release contains forward looking statements that are subject to risks and uncertainties, including the current economic and geopolitical environment, the current information technology spending trend, the uncertainty of funding of government information technology security projects, a lack of Citadel operating history, uncertainty of product acceptance, uncertainty of ability to compete effectively in a new market and the uncertainty of profitability and cash flow of Citadel. These risks and uncertainties may cause actual outcomes and results to differ materially from expectations in this presentation. These and other risks are detailed in Citadel's quarterly reports on Form 10-QSB to be filed for the quarter ended September 30, 2003 and on Form 10-QSB filed for the quarter ended June 30, 2003 and Citadel's annual report on Form 10-KSB filed for the year ended December 31, 2002.

Editors Note: Editors Note: Citadel is a trademark and Hercules is a registered trademark of Citadel Security Software.